                                                                EXHIBIT 99(a)(2)

                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK

                                       OF

                        MONEYGRAM PAYMENT SYSTEMS, INC.

                            AT $17.00 NET PER SHARE

             PURSUANT TO THE OFFER TO PURCHASE DATED APRIL 10, 1998
                                       BY

                      PINE VALLEY ACQUISITION CORPORATION
                           A WHOLLY OWNED SUBSIDIARY
                                       OF

                                   VIAD CORP

 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 NOON, NEW YORK CITY TIME,
             ON FRIDAY, MAY 8, 1998, UNLESS THE OFFER IS EXTENDED.

     This Letter of Transmittal (or a facsimile thereof), certificates for Shares and any other required documents should be sent or delivered by each stockholder of the Company or his or her broker, dealer, commercial bank or other nominee to the Depositary at one of its addresses set forth below.

                        The Depositary for the Offer is:

                          NORWEST BANK MINNESOTA, N.A.

           By Mail:                                                  By Overnight Courier:
  Norwest Shareowner Services                                     Norwest Shareowner Services
        P.O. Box 64858                                             Reorganization Department
    St. Paul, MN 55164-0858                                       161 North Concord Exchange
                                                                   South St. Paul, MN 55075
                                           By Hand:
  Norwest Shareowner Service                                     The Depository Trust Company
  161 North Concord Exchange                                            55 Water Street
           2nd Floor                                                       1st Floor
   South St. Paul, MN 55075                                           New York, NY 10041

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by stockholders of the shares of Common Stock, par value $.01 per share (collectively, the "Company Common Stock" or the "Shares"), of Pine Valley Acquisition Corporation, a Delaware corporation (the "Company"), in connection with the Offer to Purchase dated April 10, 1998 (the "Offer to Purchase") of PINE VALLEY ACQUISITION CORPORATION, a Delaware corporation ("Purchaser") and a wholly owned subsidiary of VIAD CORP, a Delaware corporation ("Parent"), to either (i) deliver certificates evidencing the Shares (the "Stock Certificates") herewith or (ii) deliver Shares by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") or (the "Book-Entry Transfer Facility"), pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below). Stockholders whose Stock Certificates are not immediately available or who cannot deliver their Stock Certificates or deliver confirmation of the book-entry transfer of the Shares into the Depositary's account at the Book-Entry Transfer Facility ("Book-Entry Confirmation") and all other documents required hereby to the Depositary prior to the Expiration Date and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in Section 3 in the Offer to Purchase. See Instruction 2.

     DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY. BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY.

                              ACCOUNT INFORMATION
                      (COMPLETE ONE METHOD OF TENDER ONLY)
--------------------------------------------------------------------------------

[ ] Check here if Shares are being delivered in physical form and complete the following information:

     Name of Registered Holder(s):
     ---------------------------------------------------------------------------

[ ] Check here if Shares are being delivered by book-entry transfer made to the account maintained by the Depositary with the Book-Entry Transfer Facility and complete the following:

     Name of DTC Participant:
     ---------------------------------------------------------------------------

     Account Number:
     ---------------------------------------------------------------------------

     Transaction Code Number:
     ---------------------------------------------------------------------------

[ ] Check here if Shares are being delivered pursuant to a notice of guaranteed delivery previously delivered to the Depositary and complete the following:

     Name of Record Holder(s):
     ---------------------------------------------------------------------------

     Window Ticket No. (if any):
     ---------------------------------------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery:
     ---------------------------------------------------------------------------

     Name of Eligible Institution that Guaranteed Delivery:
     ---------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                               TOTAL NUMBER
  (PLEASE FILL IN EXACTLY AS NAME APPEARS ON FACE           STOCK                OF SHARES                NUMBER
OF THE STOCK CERTIFICATES TENDERED OR ON A SECURITY      CERTIFICATE            REPRESENTED             OF SHARES
   POSITION LISTING WITH RESPECT TO SUCH SHARES)          NUMBER(S)*         BY CERTIFICATES**           TENDERED
------------------------------------------------------------------------------------------------------------------------

                                                      ---------------------------------------------------------------

                                                      ---------------------------------------------------------------

                                                      ---------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

  * Need not be completed by stockholders delivering Shares by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Stock Certificate delivered to the
    Depositary are being tendered hereby. See Instruction 4.
------------------------------------------------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to PINE VALLEY ACQUISITION CORPORATION, a Delaware corporation ("Purchaser") and wholly owned subsidiary of VIAD CORP, a Delaware corporation ("Parent"), the above-described shares of Common Stock, par value $.01 per share (collectively, the "Shares"), of MoneyGram Payment Systems, Inc., a Delaware corporation (the "Company"), at $17.00 per Share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase of Purchaser dated April 10, 1998 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended or supplemented from time to time, together constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or in part from time to time to Parent or one or more direct or indirect wholly owned subsidiaries of Parent, the right to purchase Shares tendered pursuant to the Offer.

     Upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and all other Shares or other securities or property issued or issuable in respect thereof on or after April 4, 1998 (such other Shares, securities or property other than the Shares being referred to herein as "Other Securities") and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Other Securities with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver Stock Certificates evidencing such Shares and all Other Securities, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, upon receipt by the Depositary, as the undersigned's agent, of the purchase price (adjusted, if appropriate, as provided in the Offer to Purchase), (b) present such Shares and all Other Securities for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Other Securities, all in accordance with the terms of the Offer.

     The undersigned hereby irrevocably appoints Parent, Robert H. Bohannon, Philip W. Milne and Michael J. Berry, and each of them, or any other designees of Purchaser, the attorneys and proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights, including to exercise such voting and other rights as each such attorney and proxy or his (or her) substitute shall, in his (or her) sole discretion, deem proper, and otherwise act (including pursuant to written consent), with respect to all of the Shares tendered hereby which have been accepted for payment by Purchaser (and any and all Other Securities issued or issuable in respect thereof on or after April 4, 1998), which the undersigned is entitled to vote at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned meeting), or written consent in lieu of such meeting, or otherwise. This proxy and power of attorney is coupled with an interest in the Shares tendered hereby and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke all prior proxies and consents granted by the undersigned with respect to such Shares and all Other Securities, and no subsequent proxy or power of attorney or written consent shall be given (and if given or executed, shall be deemed not to be effective) with respect thereto by the undersigned. Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser is able to exercise full voting and other rights with respect to such Shares (including voting at any meeting of stockholders then scheduled or acting by written consent without a meeting).

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and all Other Securities tendered hereby, and that when such

Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver any signature guarantees or additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Other Securities. In addition, the undersigned shall remit and transfer to the Depository for the account of Purchaser all Other Securities in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of such Other Securities and may withhold the entire purchase price or value thereof, as determined by Purchaser in its sole discretion.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby. The Purchaser's acceptance for payment of Shares pursuant to the Offer will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any Stock Certificates evidencing Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Stock Certificates evidencing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any Stock Certificates evidencing Shares not purchased (together with accompanying documents as appropriate) in the name(s) of, and deliver said check and/or return such Stock Certificates to, the person or persons so indicated.

     Stockholders tendering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting such account maintained at the Book-Entry Transfer Facility as such stockholder may designate by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

                          SPECIAL PAYMENT INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6, AND 7)

        To be completed ONLY if the check for the purchase price of Shares purchased or Stock Certificates evidencing Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

   Issue Check and/or Certificate(s) to:

   Name
   ----------------------------------------------------
                                 (PLEASE PRINT)
   Address
   --------------------------------------------------
                                 (PLEASE PRINT)

          ------------------------------------------------------------
                                   (ZIP CODE)

          ------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                           (SEE SUBSTITUTE FORM W-9)

   [ ] Check here if any of the Stock Certificates that you own and wish to tender have been lost, destroyed or stolen. (See Instruction 11.)

   Number of Shares represented by lost, destroyed or stolen certificates:
   ----------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 7)

        To be completed ONLY if the check for the purchase price of Shares purchased or Stock Certificates evidencing Shares not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Shares Tendered."

   Mail Check and/or Certificate(s) to:

   Name
   ----------------------------------------------------
                                 (PLEASE PRINT)
   Address
   --------------------------------------------------
                                 (PLEASE PRINT)

          ------------------------------------------------------------
                                   (ZIP CODE)

          ------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                           (SEE SUBSTITUTE FORM W-9)

         (PLEASE ALSO COMPLETE THE ENCLOSED SUBSTITUTE FORM W-9 HEREIN)

                                   IMPORTANT

                             STOCKHOLDERS SIGN HERE
                      (ALSO COMPLETE SUBSTITUTE FORM W-9)

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
                           SIGNATURE(S) OF HOLDER(S)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of corporation or any person acting in a fiduciary or representative capacity, please set forth full title and provide proper evidence of such capacity. See Instruction 5. For information concerning signature guarantees, see Instruction 1.)

Dated:
--------------------------- , 1998

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Capacity (full title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Area Code and
Telephone No. (Home): -----------------------------       (Business): --------------------------------------------

Tax Identification or Social Security Number:
----------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

--------------------------------------------------------------------------------
                              AUTHORIZED SIGNATURE

--------------------------------------------------------------------------------
                          NAME (PLEASE PRINT OR TYPE)

--------------------------------------    --------------------------------------
              FULL TITLE                               NAME OF FIRM

--------------------------------------------------------------------------------
                           ADDRESS (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                         AREA CODE AND TELEPHONE NUMBER
Date:
--------------------------- , 1998

                                  INSTRUCTIONS
            (FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER)

     1. Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of the Medallion Signature Guarantee Program, or by any other "eligible guarantor institution," as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"), except in cases where (i) this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for the purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered hereby and such holder(s) has (have) not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. Delivery of Letter of Transmittal and Stock Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by stockholders either if Stock Certificates are to be forwarded herewith or if a tender of Shares is to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 3 of the Offer to Purchase. Stock Certificates evidencing all physically tendered Shares, or confirmation ("Book-Entry Confirmation") of any book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of Shares delivered by book-entry transfer as well as a properly completed and duly executed Letter of Transmittal (or an Agent's Message, in the case of a book-entry transfer), must be received by the Depositary, at one of the addresses set forth herein prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). If Stock Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Stockholders whose Stock Certificates are not immediately available, who cannot deliver their Stock Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date and (iii) the Stock Certificates evidencing all physically tendered Shares (or Book-Entry Confirmation with respect to such Shares), as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or an Agent's Message, in the case of a book-entry transfer) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT STOCKHOLDERS USE AN OVERNIGHT OR HAND-DELIVERY SERVICE, PROPERLY INSURED. IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT SUCH CERTIFICATES AND DOCUMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO INSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

     4. Partial Tenders. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all the Shares evidenced by any Stock Certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new Stock Certificate(s) evidencing the remainder of the Shares that were evidenced by the old Stock Certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Stock Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Stock Certificate(s) without alteration, enlargement or any change whatsoever. If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any tendered Shares are registered in different names on several Stock Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares evidenced by Stock Certificates listed and transmitted hereby, no endorsements of Stock Certificates or separate stock powers are required unless payment is to be made to or Stock Certificates evidencing Shares not tendered or purchased are to be issued in the name of a person other than the registered holder(s), in which case the Stock Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Stock Certificate(s). Signatures on such certificates and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Stock Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered stockholder or stockholders appear on the Stock Certificate(s). Signatures on such Stock Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Stock Certificates or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

     6. Stock Transfer Taxes. Except as set forth in this Instruction 6, Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Stock Certificates evidencing Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder(s), or if Stock Certificates evidencing tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted. Except as provided in this instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) listed in this Letter of Transmittal.

     7. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares tendered hereby is to be issued, or Stock Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Stock Certificate is to be sent and/or any Stock Certificates are to be returned to someone other than the signer above, or to the signer above but at an address other than that shown in the box entitled "Description of Shares Tendered" on the first page hereof, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder may designate under "Special Delivery Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     8. Request for Assistance or Additional Copies. Requests for assistance may be directed to, or additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from, the Information Agent or the Dealer Manager at the telephone numbers and addresses set forth below. Stockholders may also contact their broker, dealer, commercial bank or trust company.

     9. Waiver of Conditions. Except as otherwise provided in the Offer to Purchase, Purchaser reserves the right in its sole discretion to waive in whole or in part at any time or from time to time any of the specified conditions of the Offer or any defect or irregularity in tender with regard to any Shares tendered.

     10. Substitute Form W-9. The tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, whether he or she is subject to backup withholding of federal income tax. If a tendering stockholder is subject to backup withholding, he or she must cross out item (2) of the Certification Box in Part 2 on Substitute Form W-9. Failure to provide the information on Substitute Form W-9 may subject the tendering stockholder to 31% federal income tax withholding on the payment of the purchase price. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part 1, check the box entitled "Awaiting TIN" in Part 3, sign and date the Substitute Form W-9, and sign and date the Certificate of Awaiting Taxpayer Identification Number. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Depositary.

     11. Mutilated, Lost, Stolen or Destroyed Certificates. Any holder of a Stock Certificate whose certificate(s) has been mutilated, lost, stolen or destroyed should (i) complete this Letter of Transmittal and check the appropriate box on this Letter of Transmittal and (ii) complete and return to the Depositary any additional documentation, including the posting of any indemnity bond, requested by the Depositary. If required by Purchaser, the holder will be required to post a bond in such reasonable amount as Purchaser may direct as indemnity against any claim that may be made against Parent, Purchaser or any of their respective affiliates with respect to such certificate(s).

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (OR AN AGENT'S MESSAGE, IN THE CASE OF A BOOK-ENTRY TRANSFER), TOGETHER WITH CERTIFICATES (OR BOOK-ENTRY CONFIRMATION) AND ALL OTHER REQUIRED DOCUMENTS OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payor) with such stockholder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such stockholder is an individual, the TIN is such stockholder's Social Security Number. If the Depositary is not provided with the correct TIN or a certificate of exemption from backup withholding or other adequate basis for exemption, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments made to a holder with respect to the Shares pursuant to the Offer may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements may also result in the imposition of severe criminal and/or civil fines or penalties.

     Certain stockholders (including, among others, corporations and foreign individuals or entities) are not subject to these backup withholding requirements. Exempt stockholders should furnish their TIN, write

"Exempt" on the face of the substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Depositary. A foreign individual or entity may qualify as an exempt recipient by submitting to the Depositary a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder's foreign status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of tax, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a stockholder with respect to Shares tendered pursuant to the Offer, the stockholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 contained herein, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and that (1) the stockholder is exempt from backup withholding, (2) the stockholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends, or (3) the Internal Revenue Service has notified the stockholder that he or she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part 1, check the box entitled "Awaiting TIN" in Part 3, sign and date the Substitute Form W-9, and sign and date the Certificate of Awaiting Taxpayer Identification Number. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Depositary.

----------------------------------------------------------------------------------------------------------------------------
                                         PAYER'S NAME: ------------------------
----------------------------------------------------------------------------------------------------------------------------
  SUBSTITUTE                  PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT   Social Security Number or
  FORM W-9                    AND CERTIFY BY SIGNING AND DATING BELOW.
                                                                                      /         /
                                                                                      ----------------------------
                                                                                      Taxpayer Identification Number
                             -----------------------------------------------------------------------------------------------
                              PART 2 -- Certification -- Under penalties of
                              perjury, I certify that:

  PAYER'S REQUEST FOR         (1) The number shown on this form is my correct Taxpayer Identification Number (or I am
  TAXPAYER IDENTIFICATION         waiting for a number to be issued to me), and
  NUMBER (TIN)                (2) I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding.
                             -----------------------------------------------------------------------------------------------

                              CERTIFICATION INSTRUCTIONS -- You must cross out item   PART 3 --
                              (2) in Part 2 above if you have been notified by the
                              IRS that you are currently subject to backup
                              withholding because of underreporting interest or       Awaiting TIN
                              dividends on your tax return. However, if after being   [ ]
                              notified by the IRS that you are subject to backup
                              withholding you received another notification from
                              the IRS stating that you are no longer subject to
                              backup withholding, do not cross out item (2).

                              Signature --------------------- Date -----------, 1998

                              Name (Please Print)-----------------------------------
----------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

       I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld.

Signature                                                     Date ---------------------,
------------------------------------------------------------              1998
Name (Please Print)
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Any questions concerning the completion of this form or tender procedures or requests for additional copies of the Offer to Purchase or this Letter of Transmittal should be directed to the Information Agent for the Offer.

                         MacKenzie Partners, Inc. Logo

                                156 Fifth Avenue
                            New York, New York 10010
                          Call Collect: (212) 959-5500
                                       or
                            Toll-Free (800) 322-2885

     Any questions concerning the terms of the Offer should be directed to the Dealer Manager.

                              SALOMON SMITH BARNEY
                             333 South Hope Street
                                   Suite 3200
                         Los Angeles, California 90071
                         (213) 253-1842 (Call Collect)

     Shares tendered, together with this Letter of Transmittal and any other required documents, must be delivered to the Depositary at its address set forth on the front page hereof.